                              ORGANIZATION CHART OF
                           U. S. BANCORP SUBSIDIARIES
                               AS OF MARCH 1, 1995


                                                                 STATE OR OTHER
                                                                 JURISDICTION OF
                                                                INCORPORATION OR
                    SUBSIDIARY NAME                               ORGANIZATION


ARIEL GLEN L. P., INC.                                              Oregon
(Wholly-owned subsidiary of U. S. Bancorp)
BANDON L. P., INC.                                                  Oregon
(Wholly-owned subsidiary of U. S. Bancorp)
BOARDMAN L. P., INC.                                                Oregon
(Wholly-owned subsidiary of U. S. Bancorp)
BOULDER CREEK L. P., INC.                                           Oregon
(Wholly-owned subsidiary of U. S. Bancorp)
BRANDENWOOD L. P., INC.                                             Oregon
(Wholly-owned subsidiary of U. S. Bancorp)
BRISTOL SQUARE L. P., INC.                                          Oregon
(Wholly-owned subsidiary of U. S. Bancorp)
COMPASS GROUP, INC.                                               Washington
(Wholly-owned subsidiary of U. S. Bancorp)
EATON L. P., INC.                                                   Oregon
(Wholly-owned subsidiary of U. S. Bancorp)
FAWNBROOK L. P., INC.                                               Oregon
(Wholly-owned subsidiary of U. S. Bancorp)
FB II L. P., INC.                                                   Oregon
(Wholly-owned subsidiary of U. S. Bancorp)
FIRST STATE BANK OF OREGON                                          Oregon
(Wholly-owned subsidiary of U. S. Bancorp)
GRAHAM L. P., INC.                                                  Oregon
(Wholly-owned subsidiary of U. S. Bancorp)
HERITAGE PLACE L. P., INC.                                          Oregon
(Wholly-owned subsidiary of U. S. Bancorp)
KING'S GARDEN L. P., INC.                                           Oregon
(Wholly-owned subsidiary of U. S. Bancorp)

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                                                                 STATE OR OTHER
                                                                 JURISDICTION OF
                                                                INCORPORATION OR
                    SUBSIDIARY NAME                               ORGANIZATION

KIRKLAND L. P., INC.                                                Oregon
(Wholly-owned subsidiary of U. S. Bancorp)
MCKENZIE MEADOW L. P., INC.                                         Oregon
(Wholly-owned subsidiary of U. S. Bancorp)
MEADOWBROOK L. P., INC.                                             Oregon
(Wholly-owned subsidiary of U. S. Bancorp)
MEMBERSHIP SERVICES, INC.                                           Oregon
(Wholly-owned subsidiary of U. S. Bancorp)
MT. HOOD LIFE INSURANCE, INC.                                       Oregon
(Wholly-owned subsidiary of U. S.  Bancorp)
1000 VIRGINIA L. P., INC.                                           Oregon
(Wholly-owned subsidiary of U. S. Bancorp)
QUALIVEST CAPITAL MANAGEMENT, INC.                                  Oregon
(Wholly-owned subsidiary of United States National Bank
of Oregon)
ST. JAMES L. P., INC.                                               Oregon
(Wholly-owned subsidiary of U. S. Bancorp)
ST. JOHN'S COMMON L. P., INC.                                       Oregon
(Wholly-owned subsidiary of U. S. Bancorp)
TIGARD PALOMINO L. P., INC.                                         Oregon
(Wholly-owned subsidiary of U. S. Bancorp)
TRUCKEE PINES L. P., INC.                                           Oregon
(Wholly-owned subsidiary of U. S. Bancorp)
U. S. BANCORP CAPITAL CORPORATION                                 Washington
(Wholly-owned subsidiary of U. S. Bank of Washington,
National Association)
U. S. BANCORP FINANCIAL, INC.                                       Oregon
(Wholly-owned subsidiary of U. S. Bancorp)
 dba U. S. Bancorp Financial (Los Angeles County, CA)
U. S. BANCORP INSURANCE                                             Oregon
(Wholly-owned subsidiary of First State Bank of Oregon)

                                                                 STATE OR OTHER
                                                                 JURISDICTION OF
                                                                INCORPORATION OR
                    SUBSIDIARY NAME                               ORGANIZATION

U. S. BANCORP INSURANCE AGENCY, INC.                                Oregon
(Wholly-owned subsidiary of U. S. Bancorp)
 dba Mt. Hood Insurance Agency
  (Arizona, Montana, Washington and Wyoming)
 dba Mt. Hood Credit Life Insurance Agency, Inc.
  (Arizona, Montana, Oregon, Utah, Washington)
U. S. BANCORP LEASING & FINANCIAL                                   Oregon
(Wholly-owned subsidiary of United States National Bank of Oregon)
 dba U. S. Bancorp Leasing & Financial, Inc.
  (Arizona and Washington)
U. S. BANCORP MORTGAGE COMPANY                                      Oregon
(Wholly-owned subsidiary of United States National Bank of Oregon)
U. S. BANCORP SECURITIES                                            Oregon
(Wholly-owned subsidiary of United States National Bank of Oregon)
  dba U. S. Bancorp Brokerage, Inc.  (Washington)
U. S. BANK (CANADA)                                                 Canada
(Wholly-owned subsidiary of United States National Bank of Oregon)
U. S. BANK INSURANCE AGENCY, INC.                                   Oregon
(Wholly-owned subsidiary of United States National Bank of Oregon)
  dba U. S. Bank Insurance (Oregon)
U. S. BANK OF CALIFORNIA                                           California
(Wholly-owned subsidiary of U. S. Bancorp)
  dba U. S. Bank (California)
  dba U. S. Bank Insurance (Oregon)
U. S. BANK OF IDAHO, NATIONAL ASSOCIATION                        United States
(Wholly-owned subsidiary of U. S. Bancorp)
U. S. BANK OF NEVADA                                                 Nevada
(Wholly-owned subsidiary of U. S. Bancorp)
U. S. BANK OF SOUTHWEST WASHINGTON                                 Washington
(Wholly-owned subsidiary of U. S. Bancorp) dba U. S. Bank (Washington)

                                        3
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                                                                 STATE OR OTHER
                                                                 JURISDICTION OF
                                                                INCORPORATION OR
                    SUBSIDIARY NAME                               ORGANIZATION

U. S. BANK OF WASHINGTON, NATIONAL ASSOCIATION                    United States
(Wholly-owned subsidiary of U. S.  Bancorp)
 dba U. S. Bank (Washington)
U. S. BANK, NATIONAL ASSOCIATION                                  United States
(Wholly-owned subsidiary of Membership Services, Inc.)
U. S. RESTCO INC.                                                     Oregon
(Wholly-owned subsidiary of U. S. Bancorp; trade name,
Atwaters)
U. S. SAVINGS BANK OF WASHINGTON                                     Washington
(Wholly-owned subsidiary of U. S. Bancorp)
U.S. TRADE SERVICES, INC.                                             Oregon
(Wholly-owned subsidiary of U. S. Bancorp)
U. S. WORLD TRADE CORPORATION                                         Oregon
(Wholly-owned subsidiary of U. S. Bancorp)
UNITED STATES NATIONAL BANK OF OREGON                             United States
(Wholly-owned subsidiary of U. S. Bancorp)
 dba U. S. Bank
 dba CES Associates (Oregon)
 dba USBANCO (Oregon)
WILLIAMS & MORRIS L. P., INC.                                         Oregon
(Wholly-owned subsidiary of U. S. Bancorp)

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